Rule 497(d)
                                     FT 594


               Supplement to the Prospectus dated January 23, 2002

Notwithstanding anything to the contrary in the Prospectus, certain Fee Accounts Unit holders may be assessed transaction or other account fees on the purchase and/or redemption of such Units by their broker/dealer or other processing organizations for providing certain transaction or account activities.



February 6, 2002